Business combinations	12 Months Ended
Dec. 31, 2020
Disclosure of detailed information about business combination [abstract]
Business combinations
4.	Business combinations
On December 17, 2020, the Company acquired 100% of issued and outstanding shares of Marley Drug, a leading specialty pharmacy serving more than 30,000 customers across the United States for cash consideration of $7,781, of which $1,374 was held back and is recorded on the statement of financial position of the Company as restricted cash with an offsetting liability recorded as a holdback payable to be released in connection with the forgiveness of Marley Drug’s loan under the Paycheck Protection Program (“PPP”) from the United States Small Business Administration (“SBA”) and general representations and warranties one year after the acquisition date. An additional $504 was recorded as a holdback payable and will become payable once all state licenses have effectively been transferred to the Company, net of 90-day adjustments to true-up cash and working capital targets for the transaction.

As well, the purchase agreement included contingent consideration of additional payments to the seller based on the achievement of certain future performance targets of Marley Drug. The first contingent consideration (“One Year Payment”) is based on a one-year revenue target up to USD$1.7 million based on Marley Drugs’ historical revenues. The second contingent consideration (“Earn Out Payments”) is based on certain revenue milestone targets over a two-year period within Marley Drug. The contingent consideration period commences on the successful transfer of all licenses, unless it is triggered early by the seller. The One-Year Payment has been recorded within current portion of contingent consideration on the statement of financial position with an estimated fair value of $1,922. The Earn Out Payments have been recorded within contingent consideration on the statement of financial position with an estimated fair value of $51. The fair value of the contingent consideration was estimated using probability weighted scenarios and a discount rate of 12%.
Prior to the acquisition, Marley Drug had obtained a PPP loan from the United States SBA totaling $353 which remained a liability as of the acquisition date. The PPP loan has been fair valued at zero at the acquisition date as the amount was expected to be forgiven in full. Subsequent to December 31, 2020, the PPP loan was forgiven and the restricted cash and holdback payable of $353 was released to the seller in the transaction.
The following table summarizes the finalized fair values of the identifiable assets and liabilities as at the date of the acquisition:

Net assets acquired
Cash and cash equivalents	$542
Restricted cash	20
Accounts receivable	104
Inventories	215
Prepaid expenses	22
Property and equipment, including right of use asset	664
Pharmacy licenses	1,183
Customer lists	4,860
Brand name	495
Goodwill	2,991
Other assets	131
Accounts payable and accrued liabilities	(416)
Current portion of lease obligation	(98)
Lease obligation	(455)

Net assets acquired	$10,258

Summary of purchase consideration

Net cash paid	6,407
Holdback payable	1,878
Contingent consideration	1,973

Purchase consideration	$10,258

Transaction costs relating to the Marley Drug acquisition were $421 and were included in general and administrative expenses for the year ended December 31, 2020.
From the date of acquisition to December 31, 2020, Marley Drug contributed to the 2020 results $340 of revenue and $7 of net income before income taxes. If the acquisition had taken place as at January 1, 2020, revenue in 2020 would have increased by $9.8 million and net income before income taxes in 2020 would have increased by approximately $1.2 million after considering the amortization of the intangible assets acquired in the transaction.